                                                                     EXHIBIT 4.1

COMMON STOCK                                                      COMMON STOCK
                               [PROBUSINESS LOGO]
PRBZ
                           PROBUSINESS SERVICES, INC.


PAR VALUE $.001                          SEE REVERSE FOR CERTAIN DEFINITIONS AND
                                         A STATEMENT OF RESTRICTIONS ON SHARES

                                                     CUSIP 742674 10 4


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $.001 PAR VALUE PER SHARE OF

                           PROBUSINESS SERVICES, INC.

transferable on the bank of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                       [PROBUSINESS SERVICES, INC. SEAL]


           /s/ Steven Klei                                 /s/ Thomas H.Sinton

VICE PRESIDENT, CHIEF FINANCIAL OFFICER                       PRESIDENT AND
            AND SECRETARY                                CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

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AMERICAN BANK NOTE COMPANY      APRIL 4, 1997 dw
3604 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807               049068fc
(562) 989-2333
(FAX) (562) 426-7450  270-19X proof [initialed]  REV 2
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
        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                        UNIF GIFT MIN ACT -- .......... Custodian .............
TEN ENT  -- as tenants by the entireties                                       (Cust)                (Minor)
JT TEN   -- as joint tenants with right of
            survivorship and not as tenants                                  under Uniform Gifts to Minors
            in common                                                        Act ...............................
                                                                                           (State)

                                                        UNIF TRF MIN ACT --  ........... Custodian (until age ....)
                                                                               (Cust)

                                                                             ........... under Uniform Transfers
                                                                               (Minor)

                                                                             to Minors Act ........................
                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ___________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                   X __________________________________________________________

                   X __________________________________________________________

                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By ________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AG-16.




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AMERICAN BANK NOTE COMPANY      APRIL 4, 1997 dw
3504 ATLANTIC AVENUE
                                049068bk
SUITE 12
LONG BEACH, CA 90807
(562) 959-2333
(FAX) (562) 426-7450    proof [initialed]    REV 1
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